CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements of Comcast Corporation on Form S-8 (Nos. 333-101645, 333-101295 and 333-104385), Form S-3 (Nos. 333-101861 and 333-104034), and Form S-4 (Nos. 333-101264 and 333-102883) of our report dated March 11, 2004 (August 31, 2004 as to Notes 14 and 16) (which report expresses an unqualified opinion and includes an explanatory paragraph related to the adoption of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, effective January 1, 2001, and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” effective January 1, 2002) which appears in this Current Report on Form 8-K of Comcast Corporation.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
September 21, 2004